UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 12, 2006



                                 POSEIDIS, INC.
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Florida                           0-26329                65-0867538
--------------------------------     -----------    ----------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
Incorporation or Organization)        File Number)           Identification No.)

             222 Lakeview Ave., Suite 160, West Palm Beach, FL 33401
                -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (305) 428-3757


                                 Not Applicable
                -----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANTS BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

     On May 12, 2006, Poseidis, Inc. ("we" or the "Company") issued a Promissory Note (the "Note") to Portfolio Lenders II, LLC (the "Holder") pursuant to which we obtained a loan in the principal amount of $250,000 and issued warrants to the Holder to purchase 1,000,000 shares of the Company's common stock.

     The Note bears interest at the rate of 15% per annum. The Note matures on the earlier of (i) 60 days after the effective date of the Registration Statement on Form SB-2 as filed by the Company on April 14, 2006 with the Securities and Exchange Commission (the "SEC"); or (ii) October 31, 2006.

     The Company made a cash payment of $9,375.00 on the closing date representing 90 days worth of interest on the loan. As additional consideration for making the loan, we paid the Holder $12,500 on the closing date and issued the Holder warrants to purchase a total of 1,000,000 shares of the Company's common stock with an exercise price of $0.05 per share which shall be exercisable for a period of five years (the "Warrant Shares"). In addition, we agreed to include the Warrant Shares in a pre-effective amendment to our Registration Statement on Form SB-2 as filed by the Company on April 14, 2006 with the SEC.

     Issuance of the securities was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were issued to an accredited investor in a private transaction without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.

     No commissions were paid to broker-dealers in connection with this transaction.


SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation.

     See Item 1.01 above.


SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

     See Item 1.01 above.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant.

     (b) Moore Stephens, P.C. has been engaged by the Company to serve as the Company's independent accountants, effective May 12, 2006, to audit the Company's financial statements as of and for the year ended February 28, 2006. Moore Stephens, P.C. was not consulted by the Company (or anyone on the Company's behalf) concerning the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, nor was a written report provided to the Company nor oral advice given by the new accountant that was an important factor which the Company considered in reaching a decision as to any accounting, auditing or financial reporting issue.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits


Exhibit        Description                                        Location
---------      -------------------------------------------------  --------------

99.1           Promissory Note dated as of May 12, 2006 issued
               to Portfolio Lenders II, LLC in the principal
               amount of $250,000                               Filed herewith

99.2           Warrant dated as of May 12, 2006 issued to
               Portfolio  Lenders II, LLC (1,000,000 shares)    Filed herewith


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 17, 2006

                                 POSEIDIS, INC.
                           -------------------------
                                  (Registrant)


                         By:        /s/ John J. McGovern
                                  -----------------------------
                                      John J. McGovern
                                   Executive Vice President and
                                   Chief Financial Officer



                                       3